Agreement
Execution version

Security agreement

Standard Gold Corp. RMB Australia Holdings Limited RMB Resources Inc.

david.walton@herbertsmithfreehills.com

Contents

Table of contents

1	Definitions and interpretations	1

1.1	Definitions	1
1.2	Interpretation	1

2	Grant of security interest	2

3	Authorization to file financing statements	2

4	Other actions	3

4.1	Promissory notes and tangible chattel paper	3
4.2	Deposit accounts	3
4.3	Investment property	4
4.4	Collateral in the possession of a bailee	4
4.5	Electronic chattel paper and transferable records	4
4.6	Letter-of-credit rights	5
4.7	Commercial tort claims	5
4.8	Other actions as to any and all Collateral	5

5	Relation to other security documents	6

6	Representations and warranties concerning Debtor’s legal status	6

7	Covenants concerning Debtor’s legal status	6

8	Representations and warranties concerning Collateral, etc	7

9	Covenants concerning Collateral, etc	7

10	Insurance	8

11	Collateral protection expenses; preservation of Collateral	8

11.1	Expenses incurred by Secured Party	8
11.2	Secured Party's Obligations and duties	8

12	Securities and deposits	9

13	Notification to account debtors and other persons obligated on Collateral	9

14	Power of attorney	9

14.1	Appointment of powers and Secured Party	9
14.2	Ratification by Debtor	10
14.3	No duty on Secured Party	10

Contents

15	Rights and remedies	10

16	Standards for exercising rights and remedies	11

17	No waiver by Secured Party, etc	12

18	Suretyship waivers by Debtor	12

19	Marshalling	12

20	Proceeds of dispositions	13

21	Indemnity and expenses	13

22	Continuing security interest	14

23	Overdue amounts	14

24	Governing law, consent to jurisdiction	14

25	Waiver of jury trial	15

26	Notices	15

27	Miscellaneous	16

The agreement

Security agreement

Date ►December 10, 2012

Between the parties
Debtor	Standard Gold Corp. a corporation existing under the laws of Nevada, United States of America of 897 Quail Run Drive, Grand Junction, CO 81505, United States of America (Debtor)
Secured Party	RMB Australia Holdings Limited ACN 003 201 214 of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia (RMBAH, a Secured Party, and collectively with RMBR, the Secured Party)
Secured Party	RMB Resources Inc. 3500 S Wadsworth Blvd, Suite 405, Lakewood, Colorado 80235, United States of America (RMBR, a Secured Party, and collectively with RMBAH, the Secured Party)
Background
1      The Debtor has entered into a Facility Agreement (Facility Agreement) with the Secured Party pursuant to which the Secured Party has agreed to make loans to the Debtor in accordance with the terms of the Facility Agreement.
2      The parties have entered into the Facility Agreement for the purpose of partially funding pre-development work and exploration programs relating to the Bullfrog Gold Project located  120 miles NW of Las Vegas, Nevada and the Newsboy Gold Project located 10 miles SW of Wickenburg, Arizona as well as for agreed general corporate purposes.
3      It is a condition precedent to the Secured Party making any loans to the Debtor under the Facility Agreement that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof.
4      The Debtor wishes to grant a security interest in favor of the Secured Party as herein provided.

The parties agree	in consideration of the promises contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Operative part

1	Definitions and interpretations

1.1	Definitions

(a)	All capitalized terms used herein without definitions shall have the meaning given to them in the Facility Agreement.

(b)
All terms defined in the Uniform Commercial Code of Colorado (Colorado Revised Statutes 4-9-101 et seq., the Code) and used herein shall have the same meanings in this Agreement as specified in the Code. However, if a term is defined in Article 9 of the Code differently than in another Article of the Code, the term shall have the meaning specified in Article 9.

(c)	The term Default, as used herein, has the meaning ascribed to the term ‘Event of Default’ in the Facility Agreement.

(d)
The term Obligations, as used herein, means all of the indebtedness, obligations and liabilities of the Debtor and each other Transaction Party to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Facility Agreement, or any other instruments or agreements executed and delivered pursuant thereto or in connection therewith, or this Agreement, and shall specifically include (1) the Secured Moneys; and (2) all future advances made by the Secured Party for taxes, levies, insurance and repairs to or maintenance of the Collateral.

(e)
The term Person, as used herein, means (1) an individual; and (2) a partnership, corporation (including a business trust), joint stock company, limited liability corporation or company, limited liability partnership, trust, unincorporated association, joint venture or other entity formed under the laws of any particular state for the purpose of conducting business, or any trustee, receiver, custodian or similar official and/or a government or any political subdivision or agency thereof.

(f)
The term Transaction Document, as used herein, means (1) this Agreement; (2) the Facility Agreement; (3) each Transaction Document as defined in the Facility Agreement; (4) any document which the Debtor and the Secured Party agree, now or in the future, is a Transaction Document for the purposes of this Agreement; and (5) any other agreement, instrument, or other document entered into, given or executed under any of the foregoing, in each case as amended, restated or otherwise modified from time to time.

1.2	Interpretation

(a)
Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term ‘including’ is not limiting, and the term ‘or’ has, except where otherwise indicated, the inclusive meaning represented by the phrase ‘and/or.’ The words ‘hereof,’ ‘herein,’ ‘hereby,’ ‘hereunder,’ and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Facility Agreement, or any of the other Transaction Documents.

(b)
Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Secured Party or the Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

(c)	In the event of any direct conflict between the express terms and provisions of this Agreement and of the Facility Agreement, the terms and provisions of the Facility Agreement shall control.

2	Grant of security interest

To secure the payment and performance in full of all of the Obligations, the Debtor hereby grants to the Secured Party a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all additions and accessions thereto and all substitutions therefore, and all proceeds and products thereof  (all of the same being hereinafter called the Collateral): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, deposit accounts, chattel paper (whether tangible or electronic), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims (whether pending now or arising in the future), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all as-extracted collateral. The Secured Party acknowledges that the attachment of its security interest in any future or additional commercial tort claim as original collateral is subject to the Debtor's compliance with Section 4.7. The Collateral shall specifically include those items specifically identified on Exhibit A attached hereto and by this reference incorporated herein; provided, however, that the identification of specific Collateral on Exhibit A shall not be construed to exclude any property, right or interest not specifically identified on Exhibit A, including those hereafter acquired, from inclusion in the Collateral secured hereby. The Collateral excludes all property, assets and rights of the Debtor in relation to the Klondike Project that includes the 64 unpatented mining claims and the additional 100 claims the Company recently stated.  The Klondike Project is located in the Alpha Mining District about 40 miles north of Eureka, Nevada.

3	Authorization to file financing statements

The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that:

(a)	indicate the Collateral:

(1)
as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or the Uniform Commercial Code of any other such jurisdiction; or

(2)	as being of an equal or lesser scope or with greater detail; and

(b)
provide any other information required by Part 5 of Article 9 of the Code, or the Uniform Commercial Code of any other such jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including:

(1)	whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor; and

(2)
in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4	Other actions

To further the attachment, perfection and first priority (subject only to Permitted Encumbrances mandatorily preferred by law) of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, and without limitation on the Debtor's other obligations in this Agreement, the Debtor agrees, in each case at the Debtor's expense, to take the following actions with respect to the following Collateral.

4.1	Promissory notes and tangible chattel paper

If the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, the Debtor shall forthwith endorse, assign and deliver the originals of the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

4.2	Deposit accounts

(a)
For each deposit account that the Debtor at any time opens or maintains, the Debtor shall, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(1)
cause the depositary bank to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Debtor; or

(2)
arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account.

(b)	The provisions of this Section 4.2 shall not apply to:

(1)
any deposit account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein;

(2)	a deposit account for which the Secured Party is the depositary bank and is in automatic control; and

(3)	deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor's salaried employees.

4.3	Investment property

If the Debtor shall at any time hold or acquire any certificated securities, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(a)	cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Debtor or such nominee; or

(b)
arrange for the Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(1)
cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Debtor or such nominee; or

(2)
in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary.

4.4	Collateral in the possession of a bailee

If any Collateral is at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party, and that such bailee agrees to comply, without further consent of the Debtor, with instructions from the Secured Party as to such Collateral.

4.5	Electronic chattel paper and transferable records

(a)
If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any ‘transferable record’ (as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the Code, of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case maybe, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

(b)
The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the Code or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless a Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record.

4.6	Letter-of-credit rights

If the Debtor is at any time a beneficiary under a letter of credit, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(a)	arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit; or

(b)
arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied as provided in the Facility Agreement.

4.7	Commercial tort claims

If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

4.8	Other actions as to any and all Collateral

The Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority (subject only to Permitted Encumbrances mandatorily preferred by law) of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including without limitation:

(a)
executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Code, to the extent, if any, that the Debtor's signature thereon is required therefore;

(b)
causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral;

(c)
complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral;

(d)
obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral;

(e)	obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and

(f)
taking all actions under any earlier versions of the Code or under any other law, as reasonably determined by the Secured Party to be applicable in the Code or the Uniform Commercial Code of any other jurisdiction, including any foreign jurisdiction.

5	Relation to other security documents

The provisions of this Agreement supplement the provisions of any real estate mortgage granted by the Debtor to the Secured Party which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage shall derogate from any of the rights or remedies of the Secured Party hereunder. In addition to the provisions of this Agreement being so read and construed with any such mortgage, the provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

6	Representations and warranties concerning Debtor’s legal status

The Debtor has previously or concurrently herewith delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the Perfection Certificate). The Debtor represents and warrants to the Secured Party as follows:

(a)	the Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof;

(b)	the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate;

(c)	the Perfection Certificate accurately sets forth the Debtor's organizational identification number or accurately states that the Debtor has none;

(d)	the Perfection Certificate accurately sets forth the Debtor's place of business or, if more than one, its chief executive office, as well as the Debtor's mailing address, if different;

(e)	all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete; and

(f)	that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

7	Covenants concerning Debtor’s legal status

The Debtor covenants with the Secured Party as follows:

(a)
the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one without obtaining prior written consent from the Secured Party, not to be unreasonably withheld or unduly delayed;

(b)	if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number; and

(c)	the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

8	Representations and warranties concerning Collateral, etc

The Debtor further represents and warrants to the Secured Party as follows:

(a)
the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Facility Agreement, if any;

(b)
none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

(c)	the Debtor holds no commercial tort claim except as indicated on the Perfection Certificate;

(d)
the Debtor has at all times operated its business in compliance with all applicable provisions of the Federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances;

(e)	all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete; and

(f)	there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

9	Covenants concerning Collateral, etc

The Debtor further covenants with the Secured Party as follows:

(a)
the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Secured Party;

(b)
except for the security interest herein granted and liens permitted by the Facility Agreement, if any, the Debtor shall be the owner of or have other rights in the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party;

(c)
the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, except for liens permitted by the Facility Agreement, if any;

(d)	the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon;

(e)	as provided in the Facility Agreement, the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located;

(f)
the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement;

(g)
the Debtor will continue to operate its business in compliance with all applicable provisions of the Federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and

(h)
the Debtor will not Dispose, or offer to Dispose, of the Collateral or any interest therein except for a Disposal (which is not a Disposal of a Project Asset) of an asset which is a Permitted Disposal.

10	Insurance

The Debtor will obtain and maintain with financially sound and reputable insurers insurance of such types, in such amounts, and on such terms, as shall be required by the Facility Agreement.

11	Collateral protection expenses; preservation of Collateral

11.1	Expenses incurred by Secured Party

In the Secured Party's discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto, pay any necessary filing fees or insurance premiums and incur any expense in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made, including reasonable attorneys’ fees and disbursements. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default.

11.2	Secured Party's Obligations and duties

Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

12	Securities and deposits

The Secured Party may at any time following and during the continuance of a Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may, following and during the continuance of a Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

13	Notification to account debtors and other persons obligated on Collateral

If a Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if a Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14	Power of attorney

14.1	Appointment of powers and Secured Party

The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

(a)
upon the occurrence and during the continuance of a Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Code and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation;

(1)
the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes;

(2)
upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities; and

(3)
the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)
to the extent that the Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature.

14.2	Ratification by Debtor

To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

14.3	No duty on Secured Party

The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct.

15	Rights and remedies

If a Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Code and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations (within the jurisdictions) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least 5 Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that 5 Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following a Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16	Standards for exercising rights and remedies

To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party:

(a)
to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition;

(b)
to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of;

(c)	to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral;

(d)	to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists;

(e)	to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature;

(f)	to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral;

(g)	to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature;

(h)
to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;

(i)	to dispose of assets in wholesale rather than retail markets;

(j)	to disclaim disposition warranties;

(k)
to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral;

(l)
to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral; or

(m)	do any other thing which is permitted by the terms of the Facility Agreement.

The Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the Code or the laws of Colorado, or the law of any other relevant jurisdiction, in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

17	No waiver by Secured Party, etc

The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

18	Suretyship waivers by Debtor

The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Debtor further waives any and all other suretyship defenses.

19	Marshalling

The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

20	Proceeds of dispositions

The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Code, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

21	Indemnity and expenses

The Debtor agrees:

(a)
to indemnify and hold harmless the Secured Party and each of its directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement or the Obligations, except to the extent the same shall arise as a result of the negligence or wilful misconduct of the party seeking to be indemnified; and

(b)	to pay and reimburse the Secured Party upon demand for all reasonable costs and expenses (including, without limitation, attorneys’ fees and expenses) that Secured Party may incur in connection with:

(1)
the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral;

(2)
the exercise or enforcement of any rights or remedies granted hereunder, under the Facility Agreement, or under any of the other Transaction Documents or otherwise available to it (whether at law, in equity or otherwise); and

(3)	the failure by Debtor to perform or observe any of the provisions hereof.

the provisions of this Section 21 shall survive the execution and delivery of this Agreement, the repayment of any of the Obligations, the termination of the commitments of Secured Party under the Facility Agreement, and the termination of this Agreement or any other credit document.

22	Continuing security interest

(a)	This Agreement shall create a continuing security interest in the Collateral and shall:

(1)
remain in full force and effect until the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodation under the Facility Agreement and the other Transaction Documents;

(2)	be binding upon the Debtor and its successors and assigns; and

(3)	inure to the benefit of the Secured Party and its successors, transferees, and assigns.

(b)
Subject to Section 22(c), at the written request of the Debtor, the Secured Party must discharge and terminate the security interest created under this Agreement if the Obligations have been indefeasibly paid in full and no Obligations are owing, whether actually, contingently or prospectively.

(c)
The Secured Party is not obliged to discharge and terminate the security interest created under this Agreement under Section 22(b) if the Secured Party is of the opinion that it is reasonably foreseeable that any Obligations could be owing in the future.

(d)	If the Secured Party is obliged to discharge and terminate the security interest created under this Agreement in accordance with Section 22(b) and 22(c) then:

(1)	the Secured Party must, at the Debtor’s expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such discharge and termination; and

(2)	such documents shall be prepared by the Debtor and shall be in form and substance reasonably satisfactory to the Secured Party.

(e)
Despite this Section 21 and any discharge or termination of the security interest created under this Agreement, nothing in this Agreement or any discharge or termination affects any indemnity or other obligation under this Agreement or under any other Transaction Document that is expressed to survive termination.

23	Overdue amounts

Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Facility Agreement.

24	Governing law, consent to jurisdiction

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO. THE DEBTOR AGREES THAT ANY ACTION OR CLAIM ARISING OUT OF, OR ANY DISPUTE IN CONNECTION WITH, THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF COLORADO OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE DEBTOR BY MAIL AT THE ADDRESS SPECIFIED FOR NOTICES IN THE FACILITY AGREEMENT. THE DEBTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

25	Waiver of jury trial

THE DEBTOR WAIVES ITS RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EXCEPT AS PROHIBITED BY LAW, THE DEBTOR WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE DEBTOR:

(a)
certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement; and

(b)
acknowledges that, in entering into the Facility Agreement and the other Transaction Documents to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 25.

26	Notices

Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile transmission or other electronic means, or upon receipt of notice sent by overnight mail or certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.  Any party may change its address for notices in the manner set forth above.

Standard Gold Corp. 897 Quail Run Drive, Grand Junction, CO 81505 Attn: David Beling E-mail: dave@bullfroggold.com ty@bullfroggold.com

RMB Australia Holdings Limited Level 13 60 Castlereagh Street Sydney New South Wales 2000 Australia Attn: Gregory Gay Fax: +61 2 9256 6291 E-mail: greg.gay@rmb.com.au	RMB Resources Inc. 3500 S Wadsworth Blvd, Suite 405, Lakewood, Colorado 80235 United States of America Attn: Rick Winters Fax: +1 303 986 5135 E-mail: rick.winters@rmbresources.com

27	Miscellaneous

The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement dated as of the first date shown above. The Debtor acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

Debtor

Signed for Standard Gold Corp. by its authorised signatories

sign here ►	/s/ David Beling

David Beling, President and CEO

sign here ►	/s/ Ty Minnick

Ty Minnick, VP Finance and Admin

Accepted

Secured Party

Signed for RMB Australia Holdings Limited by its authorized officers

sign here ►	/s/ Gregory Gay
Director

print name	Gregory Gay

in the presence of

sign here ►	/s/ James Bennett
Secretary

print name	James Bennett

Secured Party

Signed for RMB Resources Inc.

sign here ►	/s/ Richard A Winters
President

print name	Richard Winters

in the presence of

sign here ►
Witness

print name

Certificates of acknowledgement

State of Colorado	)
	)	ss.
City and County of [ ]	)

Before me, the undersigned, a Notary Public, on this [insert day] day of [insert month] 2012, personally appeared [insert Standard Gold Corp. signatories] to me known personally, and who, being by me duly sworn, deposes and say that they are the [insert titles of signatories], respectively, of Standard Gold Corp., and that said instrument was signed and sealed on behalf of said corporation by authority of its Members and that said instrument is the free act and deed of said corporation.

My commission expires:

(SEAL)

Exhibit A

TO SECURITY AGREEMENT
BETWEEN
STANDARD GOLD CORP.,
RMB AUSTRALIA HOLDINGS LIMITED AND
RMB RESOURCES INC.

The Collateral

All of the Debtor’s personal property and fixtures of any kind or nature whether now owned or hereafter acquired or arising, whether located at or upon the real property identified on Exhibit B to the Security Agreement to which this Exhibit A is attached (the Agreement) or at any other location, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, deposit accounts, chattel paper (whether tangible or electronic), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims (whether pending now or arising in the future), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all as-extracted collateral; together with any and all additions and accessions thereto and all substitutions and replacements therefore, and all proceeds and products thereof.  Reference to specific Collateral in this Exhibit A shall not be construed to exclude any property, right or interest to which the Secured Party is entitled to security pursuant to the Agreement.

A.
All Debtor’s inventory, including without limitation all work-in-progress, materials and supplies inventories, all product inventories, and all gold and silver containing ore, concentrates or other products in whatever form and of whatever content or purity (including without limitation, ore, concentrate, dore and bullion), and wherever located, and including all products and proceeds thereof;

B.
All Debtor’s as-extracted collateral, including without limitation all gold and silver, and all other minerals mined and produced by Debtor from any property now or in the future owned or controlled by the Debtor, in whatever form and of whatever content or purity (including without limitation, ore, concentrate, dore and bullion), including all proceeds and products thereof;

C.
All Debtor’s property, plant, machinery, and equipment, and all trade fixtures, tools, appliances, computers, computer software, office equipment, furniture, and motor vehicles, including without limitation the physical plant machinery identified on Exhibit B to this Agreement, Debtor’s equipment and assets identified on Exhibit C to this Agreement, including all additions and accessions thereto and all substitutions therefore, and all products and proceeds thereof;

D.
All Debtor’s structures, pipelines, buildings, improvements, and all other fixtures located on any real property owned or controlled by the Debtor, including all additions and accessions thereto and all substitutions therefore, and all products and proceeds thereof;

E.
All Debtor’s instruments (including promissory notes, bills of exchange, stocks, bonds and debentures), chattel paper (whether tangible or electronic), documents, letters of credit (whether or not evidenced by a writing), letter of credit rights and supporting obligations, and all proceeds thereof, including without limitation all of the issued and outstanding shares of Debtor now or in the future held by the Debtor;

F.
All Debtor’s accounts, deposit accounts, contract rights, commercial tort claims (whether now in existence or arising in the future), technical data and information (whether economic, geological, geophysical, metallurgical or other data and information) and other general intangibles, including without limitation:

1.	Proceeds Account:

Account Holder:  __________________

Account Number:  __________________

Bank:

                                       ,

ABA Routing Number

G.	All Debtor’s contract rights or rights to the payment of money, insurance claims and proceeds, including without limitation all insurance policies in which Debtor is named as an insured party.

Exhibit B

TO SECURITY AGREEMENT
BETWEEN
STANDARD GOLD CORP.,
RMB AUSTRALIA HOLDINGS LIMITED AND
RMB RESOURCES INC.

[Details of relevant collateral TBC]

Exhibit C

TO SECURITY AGREEMENT
BETWEEN
STANDARD GOLD CORP.,
RMB AUSTRALIA HOLDINGS LIMITED AND
RMB RESOURCES INC.

[Details of relevant collateral TBC]